Exhibit 23.01


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made a part of this Reoffer Prospectus and Registration Statement on Form S-8.



                                               ARTHUR ANDERSEN LLP


Los Angeles, California
July 31, 1997